Termination and Subscription Agreement

         This Termination and Subscription Agreement (hereinafter, this "Agreement") is made and entered into as of the 14 day of August, 2002 by and between Altair Nanotechnologies Inc., a Canada corporation (Altair"), and William P. Long, an individual ("Long").

         In exchange for good and valuable consideration, including the mutual agreements set forth herein, the parties to this Agreement hereby agree as follows:

         1.   Termination of Covenants and Issuance of Common Stock.

              1.1 Issuance of Stock. Upon execution of this Agreement, Altair shall sell and issue to Long 200,000 common shares of Altair (the "Shares").

              1.2 Termination of Covenant. Upon Altair's issuance of the Shares,
Section 5(d) of the Employment Agreement dated January 1, 1998 (the "Employment Agreement") shall immediately and automatically terminate. Except for the termination of Section 5(d) of the Employment Agreement, the Employment Agreement shall continue to be valid, effective and binding according to its terms following the execution of this Agreement.

         2.   Long's   Representations  and  Warranties.   Long  represents  and
warrants to Altair as follows:

              2.1 Purchase for Own Account. The Shares are being purchased for investment for Long's account and not with a view to distribution other than to members of his immediate family or trusts established for the benefits of their immediate family). No person other than Long has, or will have, an interest in the Shares.

              2.2 Authorization. Long has full power and authority to enter into this Agreement and this agreement constitutes his valid and legally binding obligation, enforceable in accordance with its respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

              2.3 Knowledge and Experience. Long is an officer and director of Altair and otherwise has such knowledge and experience in financial and business matters that Long is capable of evaluating the merits and risks of an investment in Altair and is able to bear the economic risks of an investment in the Shares for an indefinite period of time.

              2.4 Risk Factors. Long undersigned appreciates that an investment in the Shares involves a high degree of risk, and he has fully and carefully considered such risk before deciding to purchase the Shares.

              2.5 Residence. Long has his residence or principal place of business, as applicable, in the state indicated on the accompanying signature page.

         3.   Acknowledgments.   Long  represents,   warrants,  understands  and
acknowledges that:


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              3.1 Restricted Securities.  The Shares have not been registered or qualified under any federal or state securities laws in reliance upon exemptions from the registration requirements of such laws, and the Shares may not be transferred by Long except in compliance with the registration requirements of
such  laws  or  pursuant  to  available   exemptions  from  registration  (which
exemptions generally require Long to hold the Shares for at least a period of two (2) and may require any officer or director to holder the Shares indefinitely). The offer and sale of the Shares have not been approved or disapproved by the U.S. Securities and Exchange Commission or any state regulatory authority, and any representation to the contrary is unlawful.

              3.2 Stock Certificate Legends. The stock certificate for the Shares will include the following legends:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THEY MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE (WHICH THE CORPORATION MAY REQUIRE TO BE EVIDENCED BY AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED).


              3.3 Possession of Information. Long has participated in, and is an integral part of, the operation of the business of Altair and, as a result, has or has access to all information concerning Altair that exists and is material to the decision of whether or not to invest in the Shares. In addition, Long has had an opportunity to ask questions and receive answers from other officers of Altair concerning Altair and the terms and conditions of an investment in Altair, and has received all information that Long believes is necessary or desirable in connection with an investment in Altair.

         4. Conditions of Altair's Obligations. The obligations of Altair to Long under this Agreement are subject to the fulfillment of the following conditions by Long:

              4.1  Representations  and  Warranties.   The  representations  and
warranties of Long contained in Section 2 and Section 3 shall be true on and as of the date hereof.

         5.   Miscellaneous.

              5.1 Survival of Warranties. The warranties, representations, and covenants of Altair and Long contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

              5.2 Governing Law. This Agreement will be governed by, and will be construed and enforced in accordance with, the laws of the state of Nevada.

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              5.3 Amendment;  Waiver.  This Agreement may be amended only by the written consent of Altair and Long. No waiver of any provision of this Agreement will be effective unless in writing and signed by the waiving party.

              5.4 Assignment. The rights and benefits of this Agreement will inure to the benefit of and be enforceable by Altair and its respective successors and assigns. The rights and obligations of Long under this Agreement may not be assigned without the prior written consent of Altair.

              5.5 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first set forth above.


"Long"

  /s/ William P. Long
-------------------------
      William P. Long


(Address of Principal Office or Residence of Long)

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"Altair"

Altair Nanotechnologies Inc.


By:      /s/ Ed Dickinson
     ----------------------------------
Its:         Chief Financial Officer
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